Dreyfus

Institutional

Money Market Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
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                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
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                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional

                                                              Money Market Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Institutional Money Market Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Thomas S. Riordan.

When the reporting period began, international and domestic economies were growing rapidly, giving rise to concerns that long-dormant inflationary pressures might reemerge. Consumers continued to spend heavily, unemployment levels reached new lows and the stock market, while highly volatile, generally continued to climb.

Because robust economic growth may trigger an acceleration of inflation, the Federal Reserve Board raised key short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These interest-rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began. While these economic influences generally adversely affected longer term bonds, they positively influenced money market yields.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Institutional Money Market Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus Institutional Money Market Fund perform during the period?

For the six-month period ended June 30, 2000, the fund produced annualized yields of 5.60% for its Money Market Series and 5.08% for its Government Securities Series. Taking into account the effect of compounding, the annualized effective yields were 5.74% for the fund's Money Market Series and 5.20% for its Government Securities Series.(1)

What is the fund's investment approach?

The fund seeks a high level of income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal:

*The fund' s Money Market Series invests in a diversified portfolio of high quality, short-term debt securities. These include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities, certificates of deposit, short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic commercial paper and other short-term corporate obligations of domestic issuers, including those with floating or variable rates of interest.

*The fund's Government Securities Series invests only in short-term securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and repurchase agreements in respect of these securities.

What factors influenced the fund's performance?

The money markets continued to digest mixed signals from the economy as the reporting period began. The Open Market Committee of the Federal Reserve Board (the "Fed" ) had acted to relieve inflationary pressures, taking a cautious, measured approach. It had raised interest rates three times in 1999, each time
by    0.25    percentage
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

points. Each tightening brought renewed debate as to whether rates were sufficiently high to ease growth and head off inflation, or whether further tightening would be necessary. Economic data released in early January pointed toward the possibility of additional interest-rate increases in the near future.

Gross domestic product (" GDP" ) growth had quickened to a stunning 7.3% for fourth quarter 1999. Concern mounted that economic growth was accelerating considerably past a limit that could be sustained without triggering destructive levels of inflation. In a continuing attempt to head off inflation, the Fed raised interest rates for the fourth time in this cycle of tightening in early February, and a fifth time in March.

Preliminary first quarter 2000 figures showed GDP growth at a less torrid, but still strong 5.4% . Continuing indications that prices, most notably in the energy sector, were moving higher added to the money market's concerns. Greater than expected domestic demand for goods and services continued. As overseas economies have recovered, their demand for raw materials has picked up as well, creating a global upward pressure on prices.

Through much of early 2000, consumer confidence and consumer spending showed few signs of abating in response to gradual and relatively mild rate hikes. Home and auto sales continued at record paces through the first quarter and into the second quarter of 2000. The tightest U.S. labor market in the past 30 years added the threat of wage-driven inflation. Such price and wage factors led the Fed to its largest rate hike in its current credit tightening cycle: a 0.50 percentage-point increase at its May 16th meeting.

More recently, we have seen signs that the Fed's series of rate hikes may have begun to slow the economy. Retail sales declined in both April and May, housing starts have slowed dramatically, and inflation figures through early 2000 appeared to be lower than market expectations. As a result, the Fed chose not to tighten rates further at its June 28th meeting.


But economic signals remain contradictory; it is not clear that the economy has yet cooled sufficiently for the Fed to consider its job done. Immediately following the Fed' s June meeting, economic reports indicated that, although growth may be slowing, inflation may be higher than previously thought. While indexes measuring demand for housing and labor declined in May, the personal consumption expenditures price index for first quarter 2000 was adjusted upward, from 3.1% to 3.5%. This measure, closely followed by Federal Reserve Chairman
Greenspan, is generally considered by many to be among the best gauges of inflation and could indicate that Fed-described concerns over "heightened inflation pressure" may lead to a further tightening when the Fed meets again in August.

What is the fund's current strategy?

In anticipation of rising interest rates throughout the six-month reporting period, the fund adopted a somewhat defensive strategy. Most significantly, we reduced the fund' s average maturity in order to increase its flexibility. Shorter maturities were designed to help the fund take advantage of any potential opportunities from additional interest-rate increases.

As of June 30, 2000, the fund's average maturity remained relatively short. We will continue to monitor the situation, including the economy and changes in the Fed' s monetary policy, and we will look to take what we believe are appropriate actions in response with respect to the fund's portfolio.

July 17, 2000

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

MONEY MARKET SERIES

June 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                              Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--19.4%                                               Amount ($)               Value ($)
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Allfirst Bank

   6.64%, 2/9/2001                                                                           20,000,000  (a)          19,992,689

American Express Centurion Bank

   6.59%, 7/19/2000                                                                          25,000,000               25,000,000

First Tennessee Bank N.A.

   6.67%, 12/11/2000                                                                         25,000,000  (a)          25,000,000

South Trust Bank N.A.

   6.55%, 7/11/2000                                                                          25,000,000               25,000,000

Union Bank of California N.A.

   5.98%, 8/1/2000                                                                           21,000,000               21,000,000

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $115,992,689)                                                                                               115,992,689
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COMMERCIAL PAPER--50.7%
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Associates Corp. of North America

   6.95%, 7/3/2000                                                                           25,000,000               24,990,347

BCI Funding Corp.

   6.50%, 8/2/2000                                                                           22,000,000               21,874,942

Canadian Imperial Holdings Inc.

   6.62%, 8/3/2000                                                                           20,000,000               19,880,650

DaimlerChrysler North America Holding Corp.

   6.25%, 7/18/2000                                                                          25,000,000               24,927,396

Den Danske Corp. Inc.

   6.77%, 8/28/2000                                                                          20,000,000               19,785,722

General Electric Capital Corp.

   6.67%, 9/14/2000                                                                          25,000,000               24,658,333

General Electric Capital Services Inc.

   6.75%, 8/24/2000                                                                          20,000,000               19,801,100

Goldman Sachs Group Inc.

   6.78%, 8/25/2000                                                                          20,000,000               19,796,500

Lehman Brothers Holdings Inc.

   7.40%, 2/12/2001                                                                          15,000,000               14,339,892

Prudential Funding Corp.

   6.88%, 7/3/2000                                                                           13,000,000               12,995,035

San Paolo IMI U.S. Financial Co.

   6.60%, 8/4/2000                                                                           25,000,000               24,846,764

Santander Finance (DE) Inc.

   6.68%, 9/5/2000                                                                           25,000,000               24,698,875

Swedbank Inc.

   6.57%, 7/12/2000                                                                          25,000,000               24,950,347

UBS Finance Delaware LLC

   6.95%, 7/3/2000                                                                           25,000,000               24,990,347

TOTAL COMMERCIAL PAPER

   (cost $302,536,250)                                                                                               302,536,250



                                                                                              Principal
CORPORATE NOTES--18.7%                                                                       Amount ($)                Value ($)
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Bear Stearns Cos. Inc.

   6.61%-6.68%, 4/17/2001-5/4/2001                                                           20,000,000  (a)          20,009,118

General Motors Acceptance Corp.

   5.96%, 8/7/2000                                                                            4,800,000                4,798,528

Merrill Lynch & Co. Inc.

   6.12%-6.64%, 8/30/2000-3/28/2001                                                          21,000,000  (a)          21,002,464

Morgan (J.P.) & Co. Inc.

   6.67%, 3/6/2001                                                                           26,000,000  (a)          25,998,233

Morgan Stanley Dean Witter & Co.

   6.67%, 3/19/2001                                                                          25,000,000  (a)          25,000,000

Paine Webber Group Inc.

   6.85%, 9/15/2000                                                                          15,000,000  (a)          15,000,000

TOTAL CORPORATE NOTES

   (cost $111,808,343)                                                                                               111,808,343
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SHORT-TERM BANK NOTES--7.5%
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AmSouth Bank

   6.75%, 1/19/2001                                                                          20,000,000  (a)          19,996,805

Bank of America NA

   6.25%, 7/20/2000                                                                          25,000,000               25,000,000

TOTAL SHORT-TERM BANK NOTES

   (cost $44,996,805)                                                                                                 44,996,805
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TIME DEPOSITS--2.9%
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HSBC Bank USA (London)

  6.75%, 7/3/2000

   (cost $17,048,000)                                                                        17,048,000               17,048,000
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TOTAL INVESTMENTS
   (cost $592,382,087)                                                                            99.2%              592,382,087

CASH AND RECEIVABLES (NET)                                                                          .8%                5,065,619

NET ASSETS                                                                                       100.0%              597,447,706

(A) VARIABLE INTEREST RATE-SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF INVESTMENTS


GOVERNMENT SECURITIES SERIES

June 30, 2000 (Unaudited)

                                                                         Annualized
                                                                           Yield on
                                                                            Date of          Principal
U.S. TREASURY BILLS--56.4%                                             Purchase (%)         Amount ($)                Value ($)
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7/6/2000

   (cost $39,973,333)                                                          4.80         40,000,000               39,973,333
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U.S. TREASURY NOTES--7.0%
------------------------------------------------------------------------------------------------------------------------------------

5.25%, 5/31/2001

   (cost $4,930,463)                                                           6.61          5,000,000                4,930,463
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REPURCHASE AGREEMENTS--36.6%
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Barclays Capital, Inc.

  dated 6/30/2000, due 7/3/2000
  in the amount of $4,952,537
  (fully collateralized by $5,015,000
  U.S. Treasury Notes, 5.00%-6.25%, due

   2/28/2001-4/30/2001,
   value $5,053,413)                                                           6.15         4,950,000                 4,950,000

Bear, Stearns & Co.

  dated 6/30/2000, due 7/3/2000
  in the amount of $5,002,708
  (fully collateralized by $5,170,000
  U.S. Treasury Strips, due

   11/15/2000, value $5,060,396)                                               6.50         5,000,000                 5,000,000

Donaldson, Lufkin & Jenrette Securities Inc.

  dated 6/30/2000, due 7/3/2000
  in the amount of $5,002,729
  (fully collaterlized by $4,996,000
  U.S. Treasury Notes, 5.625%, due

   2/28/2001, value $5,063,226)                                                6.55         5,000,000                 5,000,000

Morgan Stanley Dean Witter & Co.

  dated 6/30/2000, due 7/3/2000
  in the amount of $6,003,235
  (fully collaterlized by $6,010,000
  U.S. Treasury Notes, 5.625%, due

   2/28/2001, value $6,121,185)                                                6.47         6,000,000                 6,000,000


                                                                         Annualized
                                                                           Yield on
                                                                            Date of          Principal
REPURCHASE AGREEMENTS (CONTINUED)                                      Purchase (%)         Amount ($)                Value ($)
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Warburg Dillon Read, Inc.

  dated 6/30/2000, due 7/3/2000
  in the amount of $5,002,729
  (fully collaterlized by $5,063,000
  U.S.Treasury Notes, 4.50% due

   1/31/2001, value $5,100,973)                                                6.55          5,000,000                 5,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $25,950,000)                                                                                                 25,950,000
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TOTAL INVESTMENTS

   (cost $70,853,796)                                                        100.0%                                   70,853,796

CASH AND RECEIVABLES (NET)                                                      .0%                                        2,194

NET ASSETS                                                                   100.0%                                   70,855,990

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES


June 30, 2000 (Unaudited)

                                                                                                      Money            Government
                                                                                                     Market            Securities
                                                                                                     Series                Series
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ASSETS ($):

Investments in securities, at value (including
   repurchase agreements of $25,950,000
   for the Government Securities Series)--Note 2(b)                                              592,382,087             70,853,796

Cash                                                                                               2,825,006                 10,305

Interest receivable                                                                                2,540,931                 26,880

Prepaid expenses                                                                                      12,409                 10,365

                                                                                                 597,760,433             70,901,346
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LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                                        259,533                 20,270

Accrued expenses                                                                                      53,194                 25,086

                                                                                                     312,727                 45,356
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NET ASSETS ($)                                                                                   597,447,706             70,855,990
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COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                                                  597,482,164             70,872,241

Accumulated net realized gain (loss) on investments                                                  (34,458)               (16,251)
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NET ASSETS ($)                                                                                   597,447,706             70,855,990
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SHARES OUTSTANDING

(unlimited number of $.001 par value shares

   of Beneficial Interest authorized)                                                            597,482,164              70,872,241
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NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($)                                            1.00                   1.00

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

                                                                                                      Money            Government
                                                                                                     Market            Securities
                                                                                                     Series                Series
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INVESTMENT INCOME ($):

INTEREST INCOME                                                                                  18,110,279             2,291,304

EXPENSES--NOTE 2(C):

Management fee-Note 3(a)                                                                          1,464,145               198,971

Shareholder servicing costs-Note 3(b)                                                                84,747                20,101

Custodian fees                                                                                       40,531                19,110

Trustees' fees and expenses-Note 3(c)                                                                33,430                 4,523

Professional fees                                                                                    16,239                13,199

Prospectus and shareholders' reports                                                                  8,067                 2,424

Registration fees                                                                                     7,689                 7,818

Miscellaneous                                                                                         1,741                 1,374

TOTAL EXPENSES                                                                                    1,656,589               267,520

INVESTMENT INCOME--NET                                                                           16,453,690             2,023,784
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NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 2 (B) ($):                                              3,078                 1,493

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             16,456,768             2,025,277

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                Money Market Series                            Government Securities Series
                                                ------------------------------------------------------------------------------------
                                  Six Months Ended                                    Six Months Ended
                                     June 30, 2000                Year Ended             June 30, 2000               Year Ended
                                        (Unaudited)        December 31, 1999                (Unaudited)       December 31, 1999
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OPERATIONS ($):

Investment income-net                   16,453,690                26,317,437                 2,023,784                  3,378,927

Net realized gain (loss)
   on investments                            3,078                   (3,181)                     1,493                   (17,744)

NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING

   FROM OPERATIONS                      16,456,768               26,314, 256                 2,025,277                  3,361,183
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DIVIDENDS TO SHAREHOLDERS
   FROM ($):

INVESTMENT
   INCOME--NET                        (16,453,690)              (26,317,437)               (2,023,784)                (3,378,927)
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BENEFICIAL INTEREST
   TRANSACTIONS
   ($1.00 PER SHARE):

Net proceeds from
   shares sold                       1,832,370,299             3,273,829,754               449,883,691                733,136,152

Dividends reinvested                     5,182,609                 3,084,320                   713,859                  1,327,202

Cost of shares
   redeemed                        (1,832,553,943)           (3,224,747,435)             (462,637,479)              (720,166,100)

INCREASE (DECREASE)
   IN NET ASSETS FROM

   BENEFICIAL INTEREST
   TRANSACTIONS                          4,998,965                52,166,639              (12,039,929)                 14,297,254

TOTAL INCREASE
   (DECREASE)

   IN NET ASSETS                         5,002,043                52,163,458              (12,038,436)                 14,279,510
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NET ASSETS ($):

Beginning of Period                    592,445,663               540,282,205                82,894,426                 68,614,916

END OF PERIOD                          597,447,706               592,445,663                70,855,990                 82,894,426

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS Money Market Series

The following tables describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                           Six Months Ended
                                              June 30, 2000                               Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999          1998          1997           1996          1995
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PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                .028          .047          .050           .051          .049          .054

Distributions:

Dividends from
   investment income-net                            (.028)        (.047)        (.050)         (.051)        (.049)        (.054)

Net asset value, end of period                        1.00         1.00          1.00           1.00          1.00          1.00
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TOTAL RETURN (%):                                     5.66(a)      4.78          5.14           5.17          5.03          5.57
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RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                 .56(a)        .56           .57            .57           .58           .62

Ratio of net investment income

   to average net assets                             5.60(a)       4.67          5.02           5.06          4.91          5.43
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Net Assets,
   end of period ($ x 1,000)                       597,448       592,446      540,282        531,436       483,156       401,032

A   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund



FINANCIAL HIGHLIGHTS Government Securities Series

                                          Six Months Ended
                                             June 30, 2000                                Year Ended December 31,
                                                                    ----------------------------------------------------------------
                                                (Unaudited)         1999          1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,

   beginning of period                                1.00          1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                .025          .043          .048           .048           .047         .052

Distributions:

Dividends from investment
   income-net                                       (.025)        (.043)        (.048)         (.048)        (.047)        (.052)

Net asset value,
   end of period                                      1.00         1.00          1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      5.13(a)      4.34          4.87           4.95          4.84          5.36
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RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .67(a)       .68           .68            .61           .63           .65

Ratio of net investment income

   to average net assets                              5.07(a)      4.26          4.76           4.84          4.74          5.23
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Net Assets, end of period
   ($ x 1,000)                                      70,856       82,894        68,615        107,694       102,726       123,171

A   ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--General:

Dreyfus Institutional Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company and operates as a series company issuing two classes of Beneficial Interest: the Money Market Series and the Government Securities Series. The fund accounts separately for the assets, liabilities and operations of each series. The fund' s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (" DSC" ), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for each series; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00 for each series.

The funds' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

NOTE 2--Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

                                                             The Fund

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the Money Market Series receives net earning credits based on available cash balances left on deposit. Under the terms of the custody agreement, the Government Securities Series received net earnings credits of $883 during the period ended June 30, 2000 based on available cash balances on deposit. Income earned under this arrangement is included in interest.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund' s Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Expenses: Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to both series are allocated among them on a pro rata basis.

(d) Dividends to shareholders: It is the policy of the fund, with respect to both series, to declare dividends from investment income-net on each business day; such dividends are paid monthly. Dividends from net realized capital gain, with respect to both series, are normally declared and paid annually, but each series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). However, to the extent that a net realized capital gain of either series can be reduced by a capital loss carryover of that series, such gain will not be distributed.

(e) Federal income taxes: It is the policy of each series to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The Money Market Series has an unused capital loss carryover of approximately $37,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $6,500 of the carryover expires in fiscal 2002, $28,000 expires in 2006 and $3,000 expires in fiscal 2007.

The Government Securities Series has an unused capital loss carryover of approximately $18,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2007.

At June 30, 2000, the cost of investments of each series for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee for each series is computed at the annual rate of .50 of 1% of the value of the average daily net assets of each series and is payable monthly.

(b) Under the Shareholder Services Plan, each series reimburses DSC an amount not to exceed an annual rate of .25 of 1% of the value of each series' average
daily    net    assets   for   certain   allocated   expenses   of
                                                                        The Fund

 NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the Money Market Series and the Government Securities Series were charged $24,346 and $15,936, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the Money Market Series and the Government Securities Series were charged $39,802 and $1,293, respectively, pursuant to the transfer agency agreement.

(c) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective January 1, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.



                                                             The Fund

NOTES


                                                           For More Information

                        Dreyfus Institutional Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                               179-195SA006